SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 7, 2023

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 7, 2023, Zion Oil & Gas, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) at 12655 North Central Expressway, Suite 1000, Dallas, Texas 75243 and by virtual Zoom Webinar. As of April 10, 2023, the record date for the 2023 Annual Meeting, there were 533,861,347 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 337,818,498 shares of common stock was present at the 2023 Annual Meeting. The final voting results of the 2023 Annual Meeting are set forth below.

1. Proposal to elect Class III Directors to serve until the 2026 Annual Meeting of Stockholders.

The Company’s common stockholders elected each of the Company’s four nominees for Class III Directors to serve a term of three years to expire at the 2026 Annual Meeting of stockholders or until their respective successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Paul Oroian	200,344,093	15,287,315	14,400,667	107,786,422
Virginia Prodan	199,986,084	16,497,266	13,548,725	107,786,422
Robert Dunn	200,648,794	16,494,484	12,888,797	107,786,422
Pandji Putra	197,990,159	17,590,218	14,451,698	107,786,422

2. Proposal to ratify the appointment of RBSM, LLP. as the Company’s auditors for the year ending December 31, 2023.

The Company’s common stockholders ratified the appointment of RBSM, LLP. , as the Company’s auditors for the year ending December 31, 2023, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
310,676,384	12,068,110	15,074,002	0

3.  Proposal to approve, in a nonbinding advisory vote, the compensation of the Company’s named executive officers.

The Company’s common stockholders approved, in a nonbinding and advisory vote, the compensation of its named executive officers as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2023 for the 2023 Annual Meeting Proxy Statement, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
189,663,086	24,405,062	15,943,926	107,788,422

4.  Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to expand the exculpation provision to limit liability of certain officers.

The Company’s common stockholders did not approve by a sufficient number of FOR votes to amend the Company’s Amended and Restated Certificate of Incorporation to expand the exculpation provision to limit liability of certain officers, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
199,600,830	15,985,312	14,445,933	107,786,422

5.  Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (“Common Stock”), that the Company is authorized to issue from 800 million to 1,200 million.

The Company’s common stockholders approved to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, par value $0.01 (“Common Stock”), that the Company is authorized to issue from 800 million to 1,200 million as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
268,928,809	60,094,481	8,795,207	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 8, 2023

Zion Oil and Gas, Inc.

By:	/s/ Robert Dunn
Robert Dunn
Chief Executive Officer

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